                                                                    Exhibit 25.3

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                           Banknorth Capital Trust II
               (Exact name of obligor as specified in its charter)

Delaware                                           Applied For
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

P.O. Box 9540
Two Portland Square
Portland, Maine                                    04112
(Address of principal executive offices)           (Zip code)


                           ---------------------------

                               Capital Securities
                       (Title of the indenture securities)
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.    GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


--------------------------------------------------------------------------------
               Name                                    Address
--------------------------------------------------------------------------------

      Superintendent of Banks of the        2 Rector Street, New York,
      State of New York                     N.Y.  10006, and Albany, N.Y.
                                            12203

      Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                            N.Y.  10045

      Federal Deposit Insurance             Washington, D.C.  20429
      Corporation

      New York Clearing House               New York, New York   10005
      Association


      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
            33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 31th day of January, 2002.


                                    THE BANK OF NEW YORK


                                    By:     /S/  MARY LAGUMINA
                                         -------------------------------
                                         Name:  MARY LAGUMINA
                                         Title: VICE PRESIDENT

                                                                       Exhibit 7



                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
                                                                 In Thousands
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin ...................................          $ 3,238,092
  Interest-bearing balances ............................            5,255,952
Securities:
  Held-to-maturity securities ..........................              127,193
  Available-for-sale securities ........................           12,143,488
Federal funds sold and Securities
  purchased under agreements to resell .................              281,677
Loans and lease financing receivables:
  Loans and leases held for sale .......................                  786
  Loans and leases, net of unearned
   income ..............................................           46,206,726
  LESS: Allowance for loan and
   lease losses ........................................              607,115
  Loans and leases, net of unearned
   income and allowance ................................           45,599,611
Trading Assets .........................................            9,074,924
Premises and fixed assets (including
  capitalized leases) ..................................              783,165
Other real estate owned ................................                  935
Investments in unconsolidated
  subsidiaries and associated
  companies ............................................              200,944
Customers' liability to this bank on
  acceptances outstanding ..............................              311,521
Intangible assets
   Goodwill ............................................            1,546,125
   Other intangible assets .............................                8,497
Other assets ...........................................            8,761,129
                                                                  -----------
Total assets ...........................................          $87,334,039
                                                                  ===========

LIABILITIES
Deposits:
  In domestic offices ..................................          $28,254,986
  Noninterest-bearing ..................................           10,843,829
  Interest-bearing .....................................           17,411,157
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs ....................           31,999,406
  Noninterest-bearing ..................................            1,006,193
  Interest-bearing .....................................           30,993,213
Federal funds purchased and
  securities sold under agreements to
  repurchase ...........................................            6,004,678
Trading liabilities ....................................            2,286,940
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized
  leases) ..............................................            1,845,865
Bank's liability on acceptances
  executed and outstanding .............................              440,362
Subordinated notes and debentures ......................            2,196,000
Other liabilities ......................................            7,606,565
                                                                  -----------
Total liabilities ......................................          $80,634,802
                                                                  ===========
EQUITY CAPITAL
Common stock ...........................................            1,135,284
Surplus ................................................            1,050,729
Retained earnings ......................................            4,436,230
Accumulated other comprehensive income .................               76,292
Other equity capital components ........................                    0
                                                                  -----------
Total equity capital ...................................            6,698,535
                                                                  -----------
Total liabilities and equity capital ...................          $87,334,039
                                                                  ===========


      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Thomas J. Mastro,
                                          Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi         :
Gerald L. Hassell       :
Alan R. Griffith        :               Directors


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